Rule 497(e)

File Nos. 333-70963

and 811-09201

Executive Benefit VUL – Prospectus

Executive Benefit VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

Supplement dated October 29, 2013 to the

Prospectus and Statement of Additional Information dated May 1, 2013

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2013.

Effective immediately, the third paragraph on page 12 of the Prospectus in the section titled Great-West Life & Annuity Insurance Company is deleted in its entirely and replaced with the following:

“Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.”

Effective immediately, the third paragraph on page 3 of the Statement of Additional Information in the section titled General Information and the History of Great-West and the Series Account is deleted in its entirety and replaced with the following:

“Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.”

***

On September 19, 2013, the Board of Directors of Great-West Funds, including a majority of its directors who are not “interested persons” of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an

Agreement and Plan of Reorganization that provides for the merger of Great-West Ariel Small Cap Value Fund, a series of Great-West Funds, with and into Great-West Ariel Mid Cap Value Fund, another series of Great-West Funds (the “Merger”). The Merger does not require shareholder approval. It is anticipated that the Merger will be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated that the Merger will be consummated on or about December 20, 2013 or on such other date as the officers of Great-West Funds determine (the “Closing Date”). As of the close of business on the Closing Date, beneficial owners of Initial Class and Class L shares of Great-West Ariel Small Cap Value Fund will automatically receive a proportionate number of Initial Class and Class L shares, respectively, of Great-West Ariel Mid Cap Value Fund based on each fund’s net asset value. Accordingly, when acquiring shares of Great-West Ariel Small Cap Value Fund, you should also consider the strategies and risks of Great-West Ariel Mid Cap Value Fund. Please see the prospectus or summary prospectus for Great-West Ariel Mid Cap Value Fund for further information on its strategies and risks.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated May 1, 2013.

Please keep this Supplement for future reference.

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